DEAN WITTER GOVERNMENT INCOME TRUST

LETTER TO THE SHAREHOLDERS March 31, 1998

DEAR SHAREHOLDER:

During the six months ended March 31, 1998, the economy exhibited healthy growth and declining inflation. The Federal Reserve Board expressed concern over the possibility of a resurgence in inflation due to the continued strength of the economy and employment growth, but this did not materialize, and as a result, the Board left rates unchanged.

Interest rates on intermediate-term U.S. Treasuries during the six-month period ended March 31, 1998, were highly volatile, with yields on five-year U.S. Treasuries ranging from 5.21 percent to 6.08 percent. At the end of the period, the five-year U.S. Treasury note was yielding 5.62 percent, compared to 5.99 percent six months ago.

PERFORMANCE AND PORTFOLIO

The Trust's performance for the six-month period ended March 31, 1998, was enhanced by the generally lower interest-rate environment. On March 31, 1998, Dean Witter Government Income Trust's net asset value per share (NAV) was $9.42 up from $9.32 on September 30, 1997. Based on this change, and including reinvestment of dividends totaling $0.30 per share, the Trust's total return (based on NAV) for the six-month period ended March 31, 1998, was 4.63 percent. Over the same period, the Trust's market price per share on the New York Stock Exchange (NYSE) rose to $8.625, from $8.438, with a total return (based on its market price on the NYSE) of 5.82 percent. The Trust continued to declare income dividends at a rate of $0.05 per share per month.

On March 24, 1998, the Trust declared a monthly income dividend of $0.05 per share, payable April 17, 1998, to shareholders of record on April 3, 1998. In addition, the Trust has declared the following dividends:

 AMOUNT       RECORD         PAYABLE
PER SHARE      DATE           DATE
---------  ------------   -------------
$0.05      May 8, 1998    May 22, 1998
$0.05      June 5, 1998   June 19, 1998


The Trust continues to be a competitive investment alternative in the current low-inflation environment.

DEAN WITTER GOVERNMENT INCOME TRUST

As of March 31, 1998, the Trust had net assets in excess of $421 million, with 72 percent of its assets invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corp. (FHLMC), 21 percent in U.S. agency obligations, five percent in U.S. Treasury securities and the remaining two percent in cash equivalents. On March 31, 1998, the Trust's average maturity was 5.9 years. Adjustments to the Trust's average maturity will be made as attractive opportunities present themselves.

For the balance of 1998, income and the proceeds from sales or maturities may be reinvested in mortgage-backed securities. We believe these securities continue to offer not only significant long-term value with an incremental yield incentive over U.S. Treasury securities of similar maturity but also the potential for high total returns.

MARKET OVERVIEW

As the summer of 1997 came to a close, the turmoil in the Southeast Asian financial markets brought an investor flight to quality in U.S. Treasuries and the U.S. dollar. Should the crisis in Southeast Asia continue through 1998, we believe that the deflationary trend of the Southeast Asian economies could prove beneficial to declining inflation in the United States.

We expect that the Federal Reserve is unlikely to raise interest rates for the first half of 1998 and the U.S. economy should maintain a healthy, albeit slowing, pace for the remainder of the year. However, should inordinately strong economic growth give rise to inflationary pressures, the Federal Reserve may need to reassess its current monetary policy.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 1,367,100 shares of common stock at a weighted average market discount of 8.15 percent of the Trust were purchased on the New York Stock Exchange over the six-month period ended March 31, 1998.

We appreciate your support of Dean Witter Government Income Trust and look forward to continuing to serve your investment objectives.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO

Chairman of the Board

DEAN WITTER GOVERNMENT INCOME TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 18, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien
For.........................................................  36,234,374
Withheld....................................................     977,452

Dr. Manuel H. Johnson
For.........................................................  36,242,236
Withheld....................................................     969,500

John L. Schroeder
For.........................................................  36,189,875
Withheld....................................................   1,021,951

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
  E. Nugent, and Philip J. Purcell.

(2) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

For.........................................................  35,776,267
Against.....................................................     614,749
Abstain.....................................................     820,810

DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited)

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                          COUPON
THOUSANDS                    MATURITY DATE                      RATE        VALUE
-------------------------------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES (71.7%)
            Federal Home Loan Mortgage Corp. (7.9%)
$  5,358    12/01/18 - 02/01/19.............................    9.50%    $  5,706,365
  15,357    07/01/09 - 08/01/20.............................   10.00       16,566,618
  10,240    08/01/14 - 05/01/19.............................   10.50       11,200,342
                                                                         ------------
                                                                           33,473,325
                                                                         ------------
            Federal National Mortgage Assoc. (45.6%)
  18,948    11/01/08 - 01/01/09.............................    6.00       18,652,419
  47,558    05/01/07 - 12/01/23.............................    6.50       47,222,348
  45,422    10/01/13 - 04/01/26.............................    7.00       45,876,567
  37,314    01/01/22 - 01/01/27.............................    7.50       38,234,966
  24,864    12/01/21 - 10/01/25.............................    8.00       25,741,814
  12,248    08/01/17 - 05/01/25.............................    8.50       12,803,244
   1,134    09/01/13 - 07/01/23.............................    9.00        1,201,682
   2,136    06/01/18 - 01/01/21.............................    9.50        2,285,504
                                                                         ------------
                                                                          192,018,544
                                                                         ------------
            Government National Mortgage Assoc. (18.2%)
   1,000    04/01/28 (a)....................................    6.50          985,938
  13,218    02/15/24 - 08/15/25.............................    7.00       13,349,724
  10,577    12/15/22 - 06/15/26.............................    7.50       10,848,209
  12,051    11/15/15 - 12/15/21.............................    8.00       12,479,978
  27,170    05/15/16 - 11/15/24.............................    8.50       28,663,824
   8,613    04/15/17 - 02/15/25.............................    9.00        9,215,476
     951    08/15/18 - 08/15/20.............................    9.50        1,031,144
                                                                         ------------
                                                                           76,574,293
                                                                         ------------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Identified Cost $292,906,038)............................    302,066,162
                                                                         ------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (26.4%)
   3,085    Federal Farm Credit Bank
             01/10/05.......................................    5.90        3,076,054
   2,000    Federal Farm Credit Corp.
             09/23/04.......................................    6.30        2,039,840
   1,000    Federal Farm Credit Corp.
             09/24/07.......................................    6.52        1,038,050
  14,000    Federal Home Loan Banks
             02/25/04 - 07/02/12............................    0.00        8,780,120
   2,000    Federal Home Loan Banks
             02/05/08.......................................    5.96        1,994,240
   3,500    Federal Home Loan Banks
             10/10/07.......................................    6.20        3,553,200
   2,000    Federal Home Loan Banks
             08/15/07.......................................    6.295       2,043,380

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited) continued

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                          COUPON
THOUSANDS                    MATURITY DATE                      RATE        VALUE
-------------------------------------------------------------------------------------
$  2,500    Federal National Mortgage Assoc.
             02/01/04 - 08/01/04............................    0.00%    $  1,746,621
   1,000    Federal National Mortgage Assoc.
             07/30/07.......................................    6.75        1,011,060
 103,000    Resolution Funding Corp. Coupon Strip
             10/15/01 - 10/15/07............................    0.00       65,112,860
   6,500    U.S. Treasury Note
             09/30/98+......................................    4.75        6,476,210
   4,000    U.S. Treasury Note
             08/15/07.......................................    6.125       4,109,280
   4,000    U.S. Treasury Note
             02/15/07.......................................    6.25        4,132,480
   2,000    U.S. Treasury Note
             08/15/05.......................................    6.50        2,088,460
   5,000    U.S. Treasury Strip
             02/15/03.......................................    0.00        3,803,500
                                                                         ------------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $107,553,263)............................    111,005,355
                                                                         ------------
            SHORT-TERM INVESTMENT (1.5%)
            REPURCHASE AGREEMENT
   6,341    The Bank of New York due 04/01/98 (dated
             03/31/98; proceeds $6,342,218) (b)
             (Identified Cost $6,341,271)...................    5.375       6,341,271
                                                                         ------------
            TOTAL INVESTMENTS
            (Identified Cost $406,800,572) (c)..............   99.6%      419,412,788

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..    0.4         1,818,367
                                                              -----      ------------
            NET ASSETS......................................  100.0%     $421,231,155
                                                              =====      ============

---------------------
 + Security segregated as collateral for securities purchased on a forward commitment basis.
(a) Securities purchased on a forward commitment basis with an approximate principal amount. The actual principal amount will be determined upon settlement.
(b) Collateralized by $6,457,573 U.S. Treasury Note 5.50% due 01/31/03 valued at $6,468,096.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $17,821,120 and the aggregate gross unrealized depreciation is $5,208,904, resulting in net unrealized appreciation of $12,612,216.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $406,800,572)............................. $419,412,788
Cash........................................................      154,375
Receivable for:
    Interest................................................    2,420,961
    Principal paydowns......................................      760,233
Prepaid expenses and other assets...........................       46,921
                                                             ------------

    TOTAL ASSETS............................................  422,795,278
                                                             ------------

LIABILITIES:
Payable for:
    Investments purchased...................................      993,274
    Investment management fee...............................      222,717
    Shares of beneficial interest repurchased...............      212,066
Accrued expenses and other payables.........................      136,066
                                                             ------------

    TOTAL LIABILITIES.......................................    1,564,123
                                                             ------------

    NET ASSETS.............................................. $421,231,155
                                                             ============

COMPOSITION OF NET ASSETS:
Paid-in-capital............................................. $433,556,542
Net unrealized appreciation.................................   12,612,216
Accumulated undistributed net investment income.............      302,537
Accumulated net realized loss...............................  (25,240,140)
                                                             ------------

    NET ASSETS.............................................. $421,231,155
                                                             ============

NET ASSET VALUE PER SHARE,
 44,722,200 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $9.42
                                                             ============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF OPERATIONS
For the six months ended March 31, 1998 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $15,064,342
                                                              -----------

EXPENSES
Investment management fee...................................    1,280,310
Transfer agent fees and expenses............................      106,861
Custodian fees..............................................       37,040
Professional fees...........................................       28,660
Registration fees...........................................       20,377
Shareholder reports and notices.............................       20,369
Trustees' fees and expenses.................................       10,914
Other.......................................................        3,522
                                                              -----------

    TOTAL EXPENSES..........................................    1,508,053
                                                              -----------

    NET INVESTMENT INCOME...................................   13,556,289
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................       (6,591)
Net change in unrealized appreciation.......................    3,366,241
                                                              -----------

    NET GAIN................................................    3,359,650
                                                              -----------

NET INCREASE................................................  $16,915,939
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                     FOR THE SIX
                                                     MONTHS ENDED      FOR THE YEAR
                                                      MARCH 31,           ENDED
                                                         1998       SEPTEMBER 30, 1997
--------------------------------------------------------------------------------------
                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..............................  $13,556,289       $ 28,390,909
Net realized gain (loss)...........................       (6,591)            55,238
Net change in unrealized
 appreciation/depreciation.........................    3,366,241          9,296,771
                                                     -----------       ------------

    NET INCREASE...................................   16,915,939         37,742,918

Dividends from net investment income...............  (13,642,809)       (28,178,965)
Net decrease from transactions in shares of
 beneficial interest...............................  (11,806,187)       (19,695,793)
                                                     -----------       ------------

    NET DECREASE...................................   (8,533,057)       (10,131,840)

NET ASSETS:
Beginning of period................................  429,764,212        439,896,052
                                                     -----------       ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $302,537 and $389,057, respectively)........ $421,231,155       $429,764,212
                                                    ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Government Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 1998 aggregated $21,801,806 and $34,202,900, respectively.

DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At March 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $27,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six month ended March 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,898. At March 31, 1998, the Trust had an accrued pension liability of $48,650 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1996.................................  48,438,400   $484,384    $474,997,268
Treasury shares purchased and retired (weighted average
 discount 8.91%)*...........................................  (2,349,100)   (23,491)    (19,672,302)
Reclassification due to permanent book/tax differences......          --         --     (10,423,130)
                                                              ----------   --------    ------------
Balance, September 30, 1997.................................  46,089,300    460,893     444,901,836
Treasury shares purchased and retired (weighted average
 discount 8.15%)*...........................................  (1,367,100)   (13,671)    (11,792,516)
                                                              ----------   --------    ------------
Balance, March 31, 1998.....................................  44,722,200   $447,222    $433,109,320
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

On March 24, 1998, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD         PAYABLE
PER SHARE      DATE            DATE
---------  -------------  --------------
  $0.05    April 3, 1998   April 17, 1998
  $0.05    May 8, 1998     May 22, 1998
  $0.05    June 5, 1998    June 19, 1998


DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At September 30, 1997, the Trust had a net capital loss carryover of approximately $25,208,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

            AMOUNT IN THOUSANDS
--------------------------------------------
 1998   1999    2002       2003       2004
------  ----   ------     ------     ------
$5,061  $191   $8,299     $9,638     $2,019
======  ====   ======     ======     ======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $26,000 during fiscal 1997.

DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                          FOR THE SIX                  FOR THE YEAR ENDED SEPTEMBER 30*
                                                         MONTHS ENDED        ----------------------------------------------------
                                                        MARCH 31, 1998*        1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
                                                          (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................       $ 9.32            $ 9.08      $9.17     $ 8.69     $ 9.54     $ 9.72
                                                             ------            ------      -----     ------     ------     ------
Net investment income.................................         0.30              0.61       0.60       0.58       0.62       0.81
Net realized and unrealized gain (loss)...............         0.08              0.19      (0.14)      0.43      (0.77)     (0.29)
                                                             ------            ------      -----     ------     ------     ------
Total from investment operations......................         0.38              0.80       0.46       1.01      (0.15)      0.52
                                                             ------            ------      -----     ------     ------     ------
Less dividends from net investment income.............        (0.30)            (0.60)     (0.60)     (0.60)     (0.73)     (0.70)
                                                             ------            ------      -----     ------     ------     ------
Anti-dilutive effect of acquiring treasury shares.....         0.02              0.04       0.05       0.07       0.03         --
                                                             ------            ------      -----     ------     ------     ------
Net asset value, end of period........................       $ 9.42            $ 9.32      $9.08     $ 9.17     $ 8.69     $ 9.54
                                                             ======            ======      =====     ======     ======     ======
Market value, end of period...........................       $8.625            $8.438      $8.25     $ 8.25     $7.875     $9.125
                                                             ======            ======      =====     ======     ======     ======
TOTAL INVESTMENT RETURN+..............................         5.82%(1)          9.86%      7.31%     12.97%     (5.97)%     6.51%

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................         0.71%(2)          0.73%      0.73%      0.71%      0.70%      0.70%
Net investment income.................................         6.37%(2)          6.60%      6.56%      6.50%      6.73%      8.54%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............     $421,231          $429,764   $439,896   $475,471   $486,634   $551,659
Portfolio turnover rate...............................            5%(1)            19%        21%        25%        59%       132%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

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DEAN WITTER
GOVERNMENT
INCOME TRUST


TRUSTEES
----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
----------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
----------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
----------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


SEMIANNUAL REPORT
MARCH 31, 1998